UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 9, 2006
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 0-28930
ROADHOUSE GRILL, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Florida (State Or Other Jurisdiction Of Incorporation Or Organization)	65-0367604 (IRS Employer Identification No.)
2703-A Gateway Drive
Pompano Beach, Florida 33069
(Address Of Principal Executive Offices)
(954) 957-2600
Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
On October 9, 2006, Roadhouse Grill, Inc. (the “Company”) appointed Rachlin Cohen and Holtz LLP (“Rachlin”) as the Company’s independent registered public accountant effective for the fiscal year ended on April 30, 2006. Prior to such date, the Company did not consult with Rachlin regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Rachlin or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(v) of Regulation S-K. The appointment of Rachlin as the Company’s registered independent public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.
Grant Thornton LLP, the Company’s prior independent registered public accountant, resigned on July 28, 2006. A Form 8-K reporting the resignation of Grant Thornton, LLP was filed on August 3, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
          NONE.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROADHOUSE GRILL, INC.
By:	/s/ Ayman Sabi
Ayman Sabi
President and Chief Executive Officer

Dated: October 12, 2006

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